Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Life Customer Service Hub, Springfield, Massachusetts 01111-0001. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

Deutsche Asset Management VIT Funds
•	Deutsche’s VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF–Technology Fund

Janus Aspen Series
•	Janus Aspen’s Capital Appreciation Portfolio
•	Janus Aspen’s Worldwide Growth Portfolio

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund (Class 2)

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MARCH 1, 2001
as supplemented April 19, 2001

ii
Table of Contents

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement
arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2000.

Fund Name	Management Fees		Other Expenses		12b-1 Fees		Total Fund Operating Expenses

American Century’s VP Income & Growth Fund	0.70%		0.00%		—		0.70%

Deutsche’s VIT Small Cap Index Fund	0.35%		0.10%		—		0.45%	[1]

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class)	0.57%		0.09%	[2]	—		0.66%	[2]

Goldman Sachs VIT Capital Growth Fund	0.75%		0.25%	[3]	—		1.00%	[3]

INVESCO VIF – Technology Fund	0.72%		0.30%	[4]	—		1.02%	[4]

Janus Aspen’s Capital Appreciation Portfolio	0.65%	[5]	0.02%		—		0.67%	[5]

Janus Aspen’s Worldwide Growth Portfolio	0.65%	[5]	0.04%		—		0.69%	[5]

MML Blend Fund	0.37%		0.02%	[6]	—		0.39%	[6]

MML Emerging Growth Fund	1.05%		0.11%	[6]	—		1.16%	[6]

MML Equity Fund	0.37%		0.03%	[6]	—		0.40%	[6]

MML Equity Index Fund (Class II)	0.10%		0.19%	[7]	—		0.29%	[7]

MML Growth Equity Fund	0.80%		0.11%	[6]	—		0.91%	[6]

MML Large Cap Value Fund	0.80%		0.11%	[6]	—		0.91%	[6]

MML Managed Bond Fund	0.47%		0.02%	[6]	—		0.49%	[6]

MML Money Market Fund	0.48%		0.03%	[6]	—		0.51%	[6]

MML OTC 100 Fund	0.45%		0.11%	[6]	—		0.56%	[6]

MML Small Cap Growth Equity Fund	1.08%		0.11%	[6]	—		1.19%	[6]

MML Small Cap Value Equity Fund	0.65%		0.11%	[6]	—		0.76%	[6]

Oppenheimer Aggressive Growth Fund/VA	0.62%		0.02%		—		0.64%

Oppenheimer Bond Fund/VA	0.72%		0.04%		—		0.76%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.03%		—		0.67%

Oppenheimer Global Securities Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer High Income Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%		0.03%		—		0.73%

Oppenheimer Strategic Bond Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer International Growth Fund/VA	1.00%		0.17%		—		1.17%

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—		0.85%

Templeton International Securities Fund (Class 2)	0.67%		0.20%		0.25%	[8]	1.12%

1 Deutsche Asset Management, Inc. (the advisor), has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense cap of 0.45%. Without such waivers and reimbursements, the total operating expenses would have been 0.69%.

2 A portion of the brokerage commissions that Fidelity’s® VIP II Contrafund® Portfolio pays is used to reduce the other expenses for the Portfolio. In addition, the Portfolio has entered into arrangements with its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the other expenses for Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) became 0.06%, decreasing the total operating expenses to 0.63%.

3 Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain other expenses of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include this reimbursement. If not included, the other expenses and total operating expenses for the Fund would be 1.09% and 1.84%, respectively, and are based on estimated expenses for the fiscal year ended December 31, 2000. The reductions or limits may be discontinued or modified by the investment adviser in its discretion at any time.

4 Certain expenses of the INVESCO VIF-Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Fund. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, INVESCO VIF-Technology Fund’s other expenses and total operating expenses for the year ended December 31, 2000, would have been increased by only a nominal, nonmaterial amount.

5 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

Introduction

INVESCO VIF–Technology Fund

The INVESCO VIF–Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Janus Aspen’s Capital Appreciation Portfolio

Janus Aspen’s Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen’s Worldwide Growth Portfolio

Janus Aspen’s Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund

Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

(The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.)

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund

Sub-adviser: Davis Selected Advisers, L.P.

The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.
Investment Options

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML OTC 100 Fund

Sub-adviser: Deutsche Asset Management, Inc.

The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

(NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.)

MML Small Cap Growth Equity Fund

Sub-advisers: J.P. Morgan Investment Management, Inc., and Waddell & Reed Investment Management Company

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater
22
Investment Options

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for an Ultra Preferred Non-Tobacco Male age 35. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loans were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	Administrative Charges of $9 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the current rates we are charging for Ultra Preferred Non-Tobacco, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.75% on an annual basis of the daily net asset value of the Separate Account in Policy Years 1-15 and 0.25% thereafter.

•
Fund level expenses of 0.75% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses. These fund expenses reflect any expense waiver, limitation and reimbursement arrangements currently in effect. We expect these arrangements to stay in effect at least through the end of this calendar year. If these arrangements were discontinued, these expenses would be higher.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses:

•	Administrative Charges equal to $12 per month per policy in all years.

•	Face Amount Charges of $0.13 per month per $1,000 of Face Amount in Coverage Years 1-5.

•	Insurance Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in Policy Years 1-15 and 0.40% thereafter.

Net surrender values shown in the Tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first Year is 140% of the Premium Expense Factor or $50 per $1,000 of Face Amount if less. In each of Years two through 14, the surrender charge is equal to the surrender charge in the prior year reduced by 1/14th of the surrender charge in the first Year.

Taking the current Mortality and Expense Risk Charges and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are, on a net basis–for Years 1-15: (1.49%), 4.42%, and 10.34%, respectively; and thereafter: (0.99%), 4.95%, and 10.89%, respectively.
3
Appendix B

TABLE 1
Average Annual Total Return Rates – Divisions of the Separate Account
As of December 31, 2000

Average Annual Total Return Rates for each division are the Average Annual Total Return Rates for the underlying investment fund (see Table 2), reduced by the Separate Account Mortality and Expense Risk Charge; they do not reflect policy surrender charges or other policy charges. If policy charges were deducted, the rates would be lower. In most states, the policy first became available on May 1, 2001. However, the investment funds were established before this date. Therefore, the rates shown below reflect periods before the policy first became available. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates are intended to indicate the change in the division’s accumulation unit value over the stated period of time.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Separate Account Division (Inception Date of the underlying Fund)	1 Year	5 Years	10 Years	Since Inception

American Century VP Income & Growth (10/30/97)	(11.17)%	—	—	11.73%

Deutsche VIT Small Cap Index [1] (8/22/97)	(4.42)	—	—	4.70

Fidelity® VIP II Contrafund® (1/3/95)	(7.17)	17.26%	—	20.67

Goldman Sachs Capital Growth [2] (4/30/98)	(8.50)	—	—	10.59

INVESCO Technology [3] (5/21/97)	(24.17)	—	—	32.98

Janus Aspen Capital Appreciation (5/1/97)	(18.73)	—	—	31.00

Janus Aspen Worldwide Growth [2] (9/13/93)	(16.22)	22.47	—	21.73

MML Blend (2/3/84)	(0.53)	8.53	10.69%	11.32

MML Emerging Growth [1] (5/1/00)	—	—	—	(27.25)

MML Equity [4] (9/15/71)	2.31	11.63	13.37	13.06

MML Equity Index [5] (5/1/97)	(9.98)	—	—	15.37

MML Growth Equity (5/3/99)	(7.09)	—	—	11.88

MML Large Cap Value (5/1/00)	—	—	—	(1.80)

MML Managed Bond (12/16/81)	10.64	5.46	7.40	9.06

MML Money Market [6] (12/16/81) (7-day yield [7] 5.31%)	5.48	4.67	4.22	5.95

MML OTC 100 (5/1/00)	—	—	—	(39.65)

MML Small Cap Growth Equity [1] (5/3/99)	(14.42)	—	—	23.20

MML Small Cap Value Equity [1] (6/1/98)	13.08	—	—	(2.18)

Oppenheimer Aggressive Growth (8/15/86)	(11.79)	19.16	20.66	16.20

Oppenheimer Bond (4/3/85)	5.55	4.47	7.03	8.14

Oppenheimer Capital Appreciation (4/3/85)	(0.78)	22.14	18.90	15.84

Oppenheimer Global Securities [2] (11/12/90)	4.54	21.79	15.21	15.03

Oppenheimer High Income (4/30/86)	(4.29)	4.87	11.17	9.98

Oppenheimer Main Street® Growth & Income (7/5/95)	(9.33)	14.78	—	18.10

Oppenheimer Strategic Bond (5/3/93)	2.08	5.21	—	5.16

Oppenheimer International Growth [2] (5/13/92)	(10.18)	14.02	—	10.93

T. Rowe Price Mid-Cap Growth (12/31/96)	6.86	—	—	17.28

Templeton International Securities [2,8] (5/1/92)	(2.93)	12.56	—	12.51

1 Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.
2 There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3 Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4 Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5 Performance for MML Equity Index reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I Shares; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7 The yield quotation more closely reflects the current earnings of the money market division than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8 Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
2
Appendix C

TABLE 2
Average Annual Total Return Rates – Investment Funds
As of December 31, 2000

Average Annual Total Return Rates for each fund are the actual historical rates and are determined by calculating what a $1 investment in the fund would have earned over the stated period of time. They are net of all fund management fees and other operating expenses. Results for periods less than one year are the percentage change over the periods. Results for periods of one year and longer are in terms of effective annual compounded rates. These rates do not reflect Separate Account Mortality and Expense Risk Charges or policy charges. If these charges were deducted, the rates would be lower.

Because of ongoing market volatility, rates of return may be subject to substantial short-term fluctuations. Current rates may be lower than the rates shown below in the table. The rates of return shown are not necessarily indicative of future performance; actual rates may be higher or lower than those shown. As a result, an investment may later be worth more or less than the original amount invested. More-recent performance information, available on-line at www.massmutual.com, is updated monthly.

Investment Fund (Inception Date)	1 Year	5 Years	10 Years	Since Inception

American Century’s VP Income & Growth Fund (10/30/97)	(10.62)%	—	—	12.28%

Deutsche’s VIT Small Cap Index Fund [1] (8/22/97)	(3.87)	—	—	5.25

Fidelity’s® VIP II Contrafund® Portfolio (Initial Class) (1/3/95)	(6.62)	17.81%	—	21.22

Goldman Sachs VIT Capital Growth Fund [2] (4/30/98)	(7.95)	—	—	11.14

INVESCO VIF–Technology Fund [3] (5/21/97)	(23.42)	—	—	33.73

Janus Aspen’s Capital Appreciation Portfolio (5/1/97)	(18.18)	—	—	31.55

Janus Aspen’s Worldwide Growth Portfolio [2] (9/13/93)	(15.67)	23.02	—	22.28

MML Blend Fund (2/3/84)	0.02	9.08	11.24%	11.87

MML Emerging Growth Fund [1] (5/1/00)	—	—	—	(26.50)

MML Equity Fund [4] (9/15/71)	2.86	12.18	13.92	13.61

MML Equity Index Fund (Class II) [5] (5/1/97)	(9.43)	—	—	15.92

MML Growth Equity Fund (5/3/99)	(6.54)	—	—	12.43

MML Large Cap Value Fund (5/1/00)	—	—	—	(1.05)

MML Managed Bond Fund (12/16/81)	11.19	6.01	7.95	9.61

MML Money Market Fund [6] (12/16/81) (7-day yield [7] 6.24%)	6.03	5.22	4.77	6.50

MML OTC 100 Fund (5/1/00)	—	—	—	(38.90)

MML Small Cap Growth Equity Fund [1] (5/3/99)	(13.87)	—	—	23.75

MML Small Cap Value Equity Fund [1] (6/1/98)	13.63	—	—	(1.63)

Oppenheimer Aggressive Growth Fund/VA (8/15/86)	(11.24)	19.71	21.21	16.75

Oppenheimer Bond Fund/VA (4/3/85)	6.10	5.02	7.58	8.69

Oppenheimer Capital Appreciation Fund/VA (4/3/85)	(0.23)	22.69	19.45	16.39

Oppenheimer Global Securities Fund/VA [2] (11/12/90)	5.09	22.34	15.76	15.58

Oppenheimer High Income Fund/VA (4/30/86)	(3.74)	5.42	11.72	10.53

Oppenheimer Main Street® Growth & Income Fund/VA (7/5/95)	(8.78)	15.33	—	18.65

Oppenheimer Strategic Bond Fund/VA (5/3/93)	2.63	5.76	—	5.71

Oppenheimer International Growth Fund/VA [2] (5/13//92)	(9.43)	14.77	—	11.68

T. Rowe Price Mid-Cap Growth Portfolio (12/31/96)	7.41	—	—	17.83

Templeton International Securities Fund (Class 2) [2,8] (5/1/92)	(2.38)	13.11	—	13.06

1  Investments in small-size companies generally carry greater risk than is customarily associated with larger, more established companies for various reasons such as narrower markets, limited financial resources, susceptibility to steeper stock price fluctuations and less liquid stock.
2  There are special risks associated with international investing such as differences in accounting practices, political changes, and currency fluctuations. These risks are heightened in emerging markets.
3  Short-term performance for the INVESCO VIF–Technology Fund, as with other sector funds in general, may be more volatile than for more-diversified equity funds. Sector funds may experience rapid portfolio turnover. They are most suitable for use in the aggressive component of an investment program.
4  Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available only for 1974 and later years.
5  Performance for MML Equity Index Fund (Class II) reflects a blended figure, combining: (a) for periods prior to Class II inception on 5/1/00, historical results of Class I; and (b) beginning 5/1/00, Class II results reflecting a lower fee structure.
6  An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or by any other federal agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
7  The yield quotation more closely reflects the current earnings of a money market fund than the total return quotation. It is an annualized rate based on results over the last seven days of the period.
8  Performance for Templeton International Securities Fund reflects a blended figure, combining: (a) for periods prior to Class 2 inception on 5/1/97, historical results of Class 1 shares; and (b) beginning 5/1/97, Class 2 results reflecting an additional 12b-1 fee expense that also affects future performance. Performance prior to 5/1/00 merger reflects the historical performance of the Templeton International Fund.
Appendix C

Appendix D

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 2001) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, 26th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 1104 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

2
Appendix D

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer
    (since 2000)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Matthew Winter 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix D